Exhibit 99.2

Financial Supplement
First Quarter 2018
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2018

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”), since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of stockholders' equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Supplement
2018 Notes

Effective January 1, 2018, the Company adopted Accounting Standard Update ("ASU") 2016-01 - Recognition and Measurement of Financial Assets and Financial Liabilities. Under the new guidance, all of the Company’s equity securities with readily determinable fair values are measured at fair value with changes in fair value recognized in net income. Previous to the adoption, the Company recognized changes in the fair value of its equity securities in other comprehensive income. The changes to disclosure related to the adoption are reflected in the Consolidated Balance Sheets on page 6 and in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands, except in force & per share data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Net premiums	$2,582,551	$2,505,186	$2,489,797	$2,480,451	$2,365,696	$216,855
Net income	100,230	1,216,888	227,591	232,190	145,512	(45,282)
Adjusted operating income	105,746	170,899	226,048	193,674	122,065	(16,319)
Return on equity - annualized	4.3%	55.1%	11.3%	12.1%	8.0%	(3.7)%
Return on equity - trailing 12 months	21.1%	22.7%	10.3%	10.1%	10.5%	10.6%
Adjusted operating return on equity (ex AOCI):
Annualized	5.6%	9.8%	14.2%	12.5%	8.1%	(2.5)%
Trailing 12 months	10.3%	11.0%	11.6%	10.9%	11.0%	(0.7)%
Total assets	$60,954,823	$60,514,818	$58,694,031	$58,138,072	$53,805,820	$7,149,003
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,606.5	$1,609.8	$1,610.0	$1,612.2	$1,610.0	$(3.5)
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	396.8	393.9	385.1	368.7	363.6	33.2
Europe, Middle East and Africa Traditional	772.5	739.0	719.3	688.2	642.6	129.9
Asia Pacific Traditional	605.7	552.3	581.0	561.5	518.1	87.6
Asia Pacific Financial Solutions	0.2	0.2	0.4	0.4	0.4	(0.2)
Total assumed life reinsurance in force	$3,383.8	$3,297.3	$3,297.9	$3,233.1	$3,136.8	$247.0
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$23.3	$24.3	$24.8	$23.5	$26.8	$(3.5)
Canada Traditional	18.3	9.1	7.7	8.5	10.3	8.0
Europe, Middle East and Africa Traditional	38.0	45.0	41.0	53.4	42.1	(4.1)
Asia Pacific Traditional	17.1	12.2	17.2	37.1	12.4	4.7
Total assumed new business production	$96.7	$90.6	$90.7	$122.5	$91.6	$5.1
Per Share and Shares Data
Basic earnings per share
Net income	$1.55	$18.89	$3.53	$3.60	$2.26	$(0.71)
Adjusted operating income	$1.64	$2.65	$3.51	$3.01	$1.90	$(0.26)
Diluted earnings per share
Net income	$1.52	$18.49	$3.47	$3.54	$2.22	$(0.70)
Adjusted operating income	$1.61	$2.60	$3.44	$2.95	$1.86	$(0.25)

Wgt. average common shares outstanding
Basic	64,490	64,414	64,488	64,449	64,353	137
Diluted	65,872	65,806	65,653	65,608	65,671	201

Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	14,625	14,686	14,770	14,646	14,749	(124)
Common shares outstanding	64,513	64,452	64,368	64,492	64,389	124

Book value per share	$139.64	$148.48	$125.79	$123.60	$115.24	$24.40

Per share effect of AOCI	$22.15	$32.02	$25.25	$25.92	$20.52	$1.63
Book value per share, excluding AOCI	$117.49	$116.46	$100.54	$97.68	$94.72	$22.77

Stockholders' dividends paid	$32,241.1	$32,205.0	$32,270.7	$26,433.9	$26,380.9	$5,860.2

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
Revenues:	2018	2017	2017	2017	2017	Quarter

Net premiums	$2,582,551	$2,505,186	$2,489,797	$2,480,451	$2,365,696	$216,855
Investment income, net of related expenses	516,329	564,831	556,918	518,538	514,364	1,965
Investment related losses, net
OTTI on fixed maturity securities	—	(21,659)	(390)	(3,401)	(17,189)	17,189
Other investment related gains (losses), net	(470)	50,068	23,043	59,696	77,712	(78,182)
Total investment related gains (losses), net	(470)	28,409	22,653	56,295	60,523	(60,993)
Other revenue	75,297	134,017	75,942	73,992	68,157	7,140
Total revenues	3,173,707	3,232,443	3,145,310	3,129,276	3,008,740	164,967
Benefits and expenses:
Claims and other policy benefits	2,362,101	2,147,729	2,100,680	2,164,363	2,106,145	255,956
Interest credited	80,449	152,972	126,099	115,285	107,684	(27,235)
Policy acquisition costs and other insurance expenses	356,902	402,001	365,424	319,832	379,389	(22,487)
Other operating expenses	191,274	229,411	168,417	154,356	158,506	32,768
Interest expense	37,454	37,435	36,836	29,352	42,402	(4,948)
Collateral finance and securitization expense	7,602	7,401	7,692	6,773	6,770	832
Total benefits and expenses	3,035,782	2,976,949	2,805,148	2,789,961	2,800,896	234,886
Income before income taxes	137,925	255,494	340,162	339,315	207,844	(69,919)
Provision for income taxes	37,695	(961,394)	112,571	107,125	62,332	(24,637)
Net income	$100,230	$1,216,888	$227,591	$232,190	$145,512	$(45,282)
Pre-tax Adjusted Operating Income Reconciliation:
Income before income taxes	$137,925	$255,494	$340,162	$339,315	$207,844	$(69,919)
Investment and derivative losses (gains) (1)	31,643	27,908	(3,113)	(38,098)	33,272	(1,629)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(13,611)	(37,870)	(23,044)	(15,108)	(68,702)	55,091
GMXB embedded derivatives (1)	(14,785)	(15,648)	6,205	(360)	(22,363)	7,578
Funds withheld losses (gains) - investment income	10,292	(3,133)	(7,443)	(4,263)	(654)	10,946
EIA embedded derivatives - interest credited	(28,563)	(3,595)	(1,367)	(7,340)	(27,958)	(605)
DAC offset, net	21,324	22,230	26,845	6,865	52,340	(31,016)
Investment (income) loss on unit-linked variable annuities	2,652	(4,781)	(2,475)	291	(4,113)	6,765
Interest credited on unit-linked variable annuities	(2,652)	4,781	2,475	(291)	4,113	(6,765)
Non-investment derivatives	76	41	(102)	58	106	(30)
Adjusted operating income before income taxes	$144,301	$245,427	$338,143	$281,069	$173,885	$(29,584)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) - continued (USD in thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
After-tax Adjusted Operating Income Reconciliation:
Net Income	$100,230	$1,216,888	$227,591	$232,190	$145,512	$(45,282)
Investment and derivative losses (gains) (1)	25,477	17,806	(2,255)	(25,419)	20,253	5,224
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(10,753)	(24,616)	(14,978)	(9,821)	(44,656)	33,903
GMXB embedded derivatives (1)	(11,680)	(10,171)	4,033	(234)	(14,536)	2,856
Funds withheld losses (gains) - investment income	8,131	(2,036)	(4,838)	(2,771)	(425)	8,556
EIA embedded derivatives - interest credited	(22,565)	(2,337)	(888)	(4,771)	(18,173)	(4,392)
DAC offset, net	16,846	14,449	17,450	4,462	34,021	(17,175)
Investment (income) loss on unit-linked variable annuities	2,095	(3,108)	(1,609)	189	(2,673)	4,768
Interest credited on unit-linked variable annuities	(2,095)	3,108	1,609	(189)	2,673	(4,768)
Non-investment derivatives	60	27	(67)	38	69	(9)
Statutory tax rate changes	—	(1,039,111)	—	—	—	—
Adjusted operating income	$105,746	$170,899	$226,048	$193,674	$122,065	$(16,319)

Wgt. average common shares outstanding (diluted)	65,872	65,806	65,653	65,608	65,671	201

Diluted earnings per share - adjusted operating income	$1.61	$2.60	$3.44	$2.95	$1.86	$(0.25)

Foreign currency effect on (2):
Net premiums	$79,348	$43,226	$18,343	$(30,464)	$(5,173)	$84,521
Adjusted operating income before income taxes	$8,325	$5,988	$1,970	$(6,057)	$(2,266)	$10,591

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Assets
Fixed maturity securities, available-for-sale	$37,945,260	$38,150,820	$36,381,742	$36,345,426	$32,694,793
Equity securities (1)	103,983	100,152	112,931	104,277	111,616
Mortgage loans on real estate	4,437,994	4,400,533	4,322,329	4,104,487	3,871,309
Policy loans	1,346,930	1,357,624	1,340,146	1,406,774	1,402,940
Funds withheld at interest	6,005,892	6,083,388	6,020,336	5,968,856	5,943,450
Short-term investments	130,430	93,304	80,582	123,308	54,288
Other invested assets (1)	1,512,147	1,505,332	1,419,592	1,394,093	1,317,559
Total investments	51,482,636	51,691,153	49,677,658	49,447,221	45,395,955
Cash and cash equivalents	1,510,407	1,303,524	1,204,590	1,123,350	1,178,114
Accrued investment income	408,338	392,721	420,111	388,008	360,225
Premiums receivable and other reinsurance balances	2,620,515	2,338,481	2,411,777	2,205,631	2,008,409
Reinsurance ceded receivables	810,554	782,027	779,118	798,365	760,715
Deferred policy acquisition costs	3,245,851	3,239,824	3,315,237	3,334,094	3,300,548
Other assets	876,522	767,088	885,540	841,403	801,854
Total assets	$60,954,823	$60,514,818	$58,694,031	$58,138,072	$53,805,820

Liabilities and Stockholders’ Equity
Future policy benefits	$22,645,243	$22,363,241	$21,084,562	$20,665,256	$19,832,483
Interest-sensitive contract liabilities	16,661,602	16,227,642	16,370,090	16,440,873	14,039,919
Other policy claims and benefits	5,361,149	4,992,074	4,899,367	4,809,780	4,649,192
Other reinsurance balances	483,708	488,739	415,692	399,517	390,019
Deferred income taxes	2,085,631	2,198,309	3,180,545	3,162,666	2,863,744
Other liabilities	1,167,596	1,102,975	1,061,352	1,077,223	996,288
Long-term debt	2,788,240	2,788,365	2,788,480	2,788,494	2,788,619
Collateral finance and securitization notes	753,393	783,938	796,825	823,108	825,526
Total liabilities	51,946,562	50,945,283	50,596,913	50,166,917	46,385,790

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,880,352	1,870,906	1,865,699	1,860,001	1,858,226
Retained earnings	6,797,545	6,736,265	5,712,590	5,523,622	5,329,464
Treasury stock	(1,098,823)	(1,102,058)	(1,107,719)	(1,085,157)	(1,089,606)
Accumulated other comprehensive income (AOCI)
Accumulated currency translation adjustment, net of income taxes	(87,510)	(86,350)	(104,456)	(151,189)	(194,754)
Unrealized appreciation of securities, net of income taxes	1,567,057	2,200,661	1,770,903	1,864,477	1,558,148
Pension and postretirement benefits, net of income taxes	(51,151)	(50,680)	(40,690)	(41,390)	(42,239)
Total stockholders’ equity	9,008,261	9,569,535	8,097,118	7,971,155	7,420,030
Total liabilities and stockholders’ equity	$60,954,823	$60,514,818	$58,694,031	$58,138,072	$53,805,820

Total stockholders’ equity, excluding AOCI	$7,579,865	$7,505,904	$6,471,361	$6,299,257	$6,098,875

See appendix for a reconciliation of total stockholders' equity before and after the impact of AOCI.

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes" section on page 2.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$1,299,422	$1,389,479	$1,327,181	$1,335,316	$1,304,345	$(4,923)
Investment income, net of related expenses	183,060	173,461	191,904	183,713	178,995	4,065
Investment related gains (losses), net	1,683	(1,414)	(1,503)	(654)	1,965	(282)
Other revenue	5,529	6,061	3,801	4,323	3,198	2,331
Total revenues	1,489,694	1,567,587	1,521,383	1,522,698	1,488,503	1,191

Benefits and expenses:
Claims and other policy benefits	1,254,961	1,221,236	1,118,401	1,194,917	1,225,640	29,321
Interest credited	20,280	20,418	20,673	20,838	20,289	(9)
Policy acquisition costs and other insurance expenses	177,640	196,860	189,291	186,375	180,810	(3,170)
Other operating expenses	33,921	36,705	32,506	29,974	31,804	2,117
Total benefits and expenses	1,486,802	1,475,219	1,360,871	1,432,104	1,458,543	28,259

Income before income taxes	$2,892	$92,368	$160,512	$90,594	$29,960	$(27,068)

Loss and expense ratios:
Claims and other policy benefits	96.6%	87.9%	84.3%	89.5%	94.0%	2.6%
Policy acquisition costs and other insurance expenses	13.7%	14.2%	14.3%	14.0%	13.9%	(0.2)%
Other operating expenses	2.6%	2.6%	2.4%	2.2%	2.4%	0.2%

Foreign currency effect on (1):
Net premiums	$944	$386	$582	$(199)	$(959)	$1,903
Loss before income taxes	$(49)	$(114)	$(106)	$(84)	$(160)	$111

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Qtr vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$1,299,422	$1,389,479	$1,327,181	$1,335,316	$1,304,345	$(4,923)
Investment income, net of related expenses	183,060	173,461	191,904	183,713	178,995	4,065
Investment related gains (losses), net	—	—	—	(1)	1	(1)
Other revenue	5,529	6,061	3,801	4,323	3,198	2,331
Total revenues	1,488,011	1,569,001	1,522,886	1,523,351	1,486,539	1,472

Benefits and expenses:
Claims and other policy benefits	1,254,961	1,221,236	1,118,401	1,194,917	1,225,640	29,321
Interest credited	20,280	20,418	20,673	20,838	20,289	(9)
Policy acquisition costs and other insurance expenses	177,640	196,860	189,291	186,375	180,810	(3,170)
Other operating expenses	33,921	36,705	32,506	29,974	31,804	2,117
Total benefits and expenses	1,486,802	1,475,219	1,360,871	1,432,104	1,458,543	28,259

Adjusted operating income before income taxes	$1,209	$93,782	$162,015	$91,247	$27,996	$(26,787)

Loss and expense ratios:
Claims and other policy benefits	96.6%	87.9%	84.3%	89.5%	94.0%	2.6%
Policy acquisition costs and other insurance expenses	13.7%	14.2%	14.3%	14.0%	13.9%	(0.2)%
Other operating expenses	2.6%	2.6%	2.4%	2.2%	2.4%	0.2%

Foreign currency effect on (1):
Net premiums	$944	$386	$582	$(199)	$(959)	$1,903
Adjusted operating loss before income taxes	$(49)	$(114)	$(106)	$(84)	$(160)	$111

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$5,192	$5,497	$6,423	$7,128	$4,635	$557
Investment income, net of related expenses	157,912	216,646	188,176	177,957	187,153	(29,241)
Investment related gains, net	676	41,114	12,832	32,626	57,771	(57,095)
Other revenue	22,959	22,458	26,899	26,211	23,214	(255)
Total revenues	186,739	285,715	234,330	243,922	272,773	(86,034)

Benefits and expenses:
Claims and other policy benefits	15,945	24,449	11,959	24,503	17,536	(1,591)
Interest credited	54,212	118,980	94,120	87,664	79,157	(24,945)
Policy acquisition costs and other insurance expenses	62,035	53,201	54,441	38,211	83,653	(21,618)
Other operating expenses	7,285	8,275	6,684	6,542	6,657	628
Total benefits and expenses	139,477	204,905	167,204	156,920	187,003	(47,526)

Income before income taxes	$47,262	$80,810	$67,126	$87,002	$85,770	$(38,508)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$5,192	$5,497	$6,423	$7,128	$4,635	$557
Investment income, net of related expenses	168,227	213,604	180,985	173,947	186,409	(18,182)
Other revenue	22,959	22,458	26,899	26,211	23,214	(255)
Total revenues	196,378	241,559	214,307	207,286	214,258	(17,880)

Benefits and expenses:
Claims and other policy benefits	15,945	24,449	11,959	24,503	17,536	(1,591)
Interest credited	82,775	122,575	95,487	95,004	107,115	(24,340)
Policy acquisition costs and other insurance expenses	40,711	30,971	27,596	31,346	31,313	9,398
Other operating expenses	7,285	8,275	6,684	6,542	6,657	628
Total benefits and expenses	146,716	186,270	141,726	157,395	162,621	(15,905)

Adjusted operating income before income taxes	$49,662	$55,289	$72,581	$49,891	$51,637	$(1,975)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Annuity account values:

Fixed annuities (deferred)	$7,165	$6,607	$6,692	$6,762	$5,072

Net interest spread (fixed annuities)	1.6%	2.3%	2.0%	1.8%	2.2%

Equity-indexed annuities	$4,022	$4,126	$4,144	$4,188	$4,238

Variable annuities account values
No riders	$890	$950	$940	$939	$727
GMDB only	178	182	180	179	58
GMIB only	23	24	23	23	5
GMAB only	16	22	25	28	29
GMWB only	1,299	1,366	1,361	1,358	1,354
GMDB / WB	327	343	340	339	339
Other	28	31	33	35	20
Total variable annuities account values	$2,761	$2,918	$2,902	$2,901	$2,532

Fair value of liabilities associated with living benefit riders	$138	$152	$168	$162	$162

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$882	$858	$872	$825	$675

Bank-owned life insurance (BOLI)	$586	$584	$581	$577	$575

Other asset-intensive business	$61	$62	$63	$64	$64

Future policy benefits associated with:

Payout annuities	$2,255	$2,271	$2,284	$2,287	$1,950

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Investment income, net of related expenses	$1,822	$2,040	$2,984	$1,853	$1,664	$158
Other revenue	24,791	27,631	26,856	26,201	24,409	382
Total revenues	26,613	29,671	29,840	28,054	26,073	540

Benefits and expenses:
Policy acquisition costs and other insurance expenses	4,000	5,570	5,674	5,619	5,941	(1,941)
Other operating expenses	2,454	3,016	2,174	2,452	2,316	138
Total benefits and expenses	6,454	8,586	7,848	8,071	8,257	(1,803)

Income before income taxes	$20,159	$21,085	$21,992	$19,983	$17,816	$2,343

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Investment income, net of related expenses	$1,822	$2,040	$2,984	$1,853	$1,664	$158
Other revenue	24,791	27,631	26,856	26,201	24,409	382
Total revenues	26,613	29,671	29,840	28,054	26,073	540

Benefits and expenses:
Policy acquisition costs and other insurance expenses	4,000	5,570	5,674	5,619	5,941	(1,941)
Other operating expenses	2,454	3,016	2,174	2,452	2,316	138
Total benefits and expenses	6,454	8,586	7,848	8,071	8,257	(1,803)

Adjusted operating income before income taxes	$20,159	$21,085	$21,992	$19,983	$17,816	$2,343

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$252,723	$238,993	$225,841	$221,380	$215,762	$36,961
Investment income, net of related expenses	50,584	48,089	51,593	44,830	44,506	6,078
Investment related gains, net	(731)	1,798	2,380	2,598	3,843	(4,574)
Other revenue	(257)	(3)	1,281	465	164	(421)
Total revenues	302,319	288,877	281,095	269,273	264,275	38,044

Benefits and expenses:
Claims and other policy benefits	212,825	191,665	193,978	181,197	191,052	21,773
Interest credited	5	5	6	5	4	1
Policy acquisition costs and other insurance expenses	57,032	48,881	50,023	47,597	45,682	11,350
Other operating expenses	8,750	9,061	8,299	7,638	8,209	541
Total benefits and expenses	278,612	249,612	252,306	236,437	244,947	33,665

Income before income taxes	$23,707	$39,265	$28,789	$32,836	$19,328	$4,379

Loss and expense ratios:
Loss ratios (creditor business)	27.0%	24.6%	22.8%	27.8%	27.1%	(0.1)%
Loss ratios (excluding creditor business)	92.2%	90.6%	99.2%	92.8%	100.7%	(8.5)%
Claims and other policy benefits / (net premiums + investment income)	70.2%	66.8%	69.9%	68.1%	73.4%	(3.2)%
Policy acquisition costs and other insurance expenses (creditor business)	65.2%	69.2%	66.7%	65.3%	66.0%	(0.8)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.6%	11.3%	12.7%	12.6%	12.3%	4.3%
Other operating expenses	3.5%	3.8%	3.7%	3.5%	3.8%	(0.3)%

Foreign currency effect on (1):
Net premiums	$10,846	$11,467	$8,992	$(9,540)	$7,551	$3,295
Income (loss) before income taxes	$1,416	$1,852	$1,508	$(1,308)	$1,187	$229

Creditor reinsurance net premiums	$31,093	$37,819	$39,445	$37,299	$35,564	$(4,471)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$252,723	$238,993	$225,841	$221,380	$215,762	$36,961
Investment income, net of related expenses	50,561	47,998	51,341	44,577	44,596	5,965
Investment related gains, net	1,142	1,242	1,204	1,203	1,191	(49)
Other revenue	(257)	(3)	1,281	465	164	(421)
Total revenues	304,169	288,230	279,667	267,625	261,713	42,456

Benefits and expenses:
Claims and other policy benefits	212,825	191,665	193,978	181,197	191,052	21,773
Interest credited	5	5	6	5	4	1
Policy acquisition costs and other insurance expenses	57,032	48,881	50,023	47,597	45,682	11,350
Other operating expenses	8,750	9,061	8,299	7,638	8,209	541
Total benefits and expenses	278,612	249,612	252,306	236,437	244,947	33,665

Adjusted operating income before income taxes	$25,557	$38,618	$27,361	$31,188	$16,766	$8,791

Loss and expense ratios:
Loss ratios (creditor business)	27.0%	24.6%	22.8%	27.8%	27.1%	(0.1)%
Loss ratios (excluding creditor business)	92.2%	90.6%	99.2%	92.8%	100.7%	(8.5)%
Claims and other policy benefits / (net premiums + investment income)	70.2%	66.8%	70.0%	68.1%	73.4%	(3.2)%
Policy acquisition costs and other insurance expenses (creditor business)	65.2%	69.2%	66.7%	65.3%	66.0%	(0.8)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.6%	11.3%	12.7%	12.6%	12.3%	4.3%
Other operating expenses	3.5%	3.8%	3.7%	3.5%	3.8%	(0.3)%

Foreign currency effect on (1):
Net premiums	$10,846	$11,467	$8,992	$(9,540)	$7,551	$3,295
Adjusted operating income (loss) before income taxes	$1,512	$1,820	$1,433	$(1,232)	$1,130	$382

Creditor reinsurance net premiums	$31,093	$37,819	$39,445	$37,299	$35,564	$(4,471)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$11,305	$9,631	$9,874	$9,314	$9,410	$1,895
Investment income, net of related expenses	115	1,600	1,120	1,351	1,044	(929)
Other revenue	1,357	1,467	1,436	1,338	1,353	4
Total revenues	12,777	12,698	12,430	12,003	11,807	970

Benefits and expenses:
Claims and other policy benefits	9,115	7,751	7,170	7,099	7,619	1,496
Policy acquisition costs and other insurance expenses	96	218	221	206	144	(48)
Other operating expenses	375	575	567	273	452	(77)
Total benefits and expenses	9,586	8,544	7,958	7,578	8,215	1,371

Income before income taxes	$3,191	$4,154	$4,472	$4,425	$3,592	$(401)

Foreign currency effect on (2):
Net premiums	$501	$462	$387	$(403)	$436	$65
Income (loss) before income taxes	$188	$195	$159	$(185)	$244	$(56)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$11,305	$9,631	$9,874	$9,314	$9,410	$1,895
Investment income, net of related expenses	115	1,600	1,120	1,351	1,044	(929)
Other revenue	1,357	1,467	1,436	1,338	1,353	4
Total revenues	12,777	12,698	12,430	12,003	11,807	970

Benefits and expenses:
Claims and other policy benefits	9,115	7,751	7,170	7,099	7,619	1,496
Policy acquisition costs and other insurance expenses	96	218	221	206	144	(48)
Other operating expenses	375	575	567	273	452	(77)
Total benefits and expenses	9,586	8,544	7,958	7,578	8,215	1,371

Adjusted operating income before income taxes	$3,191	$4,154	$4,472	$4,425	$3,592	$(401)

Foreign currency effect on (2):
Net premiums	$501	$462	$387	$(403)	$436	$65
Adjusted operating income (loss) before income taxes	$188	$195	$159	$(185)	$244	$(56)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$375,729	$321,907	$344,211	$330,850	$304,672	$71,057
Investment income, net of related expenses	15,764	14,479	14,727	13,585	12,720	3,044
Investment related gains, net	9	45	—	—	7	2
Other revenue	2,280	666	2,034	1,485	687	1,593
Total revenues	393,782	337,097	360,972	345,920	318,086	75,696

Benefits and expenses:
Claims and other policy benefits	326,802	249,735	285,071	295,004	266,401	60,401
Policy acquisition costs and other insurance expenses	25,552	25,880	35,751	15,349	15,163	10,389
Other operating expenses	26,007	31,747	24,729	24,213	22,546	3,461
Total benefits and expenses	378,361	307,362	345,551	334,566	304,110	74,251

Income before income taxes	$15,421	$29,735	$15,421	$11,354	$13,976	$1,445

Loss and expense ratios:
Claims and other policy benefits	87.0%	77.6%	82.8%	89.2%	87.4%	(0.4)%
Policy acquisition costs and other insurance expenses	6.8%	8.0%	10.4%	4.6%	5.0%	1.8%
Other operating expenses	6.9%	9.9%	7.2%	7.3%	7.4%	(0.5)%

Foreign currency effect on (1):
Net premiums	$40,308	$19,482	$7,297	$(17,249)	$(17,859)	$58,167
Income (loss) before income taxes	$1,801	$2,037	$703	$(522)	$(721)	$2,522

Critical illness net premiums	$48,898	$47,322	$48,985	$49,211	$45,976	$2,922

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$375,729	$321,907	$344,211	$330,850	$304,672	$71,057
Investment income, net of related expenses	15,764	14,479	14,727	13,585	12,720	3,044
Other revenue	2,280	666	2,034	1,485	687	1,593
Total revenues	393,773	337,052	360,972	345,920	318,079	75,694

Benefits and expenses:
Claims and other policy benefits	326,802	249,735	285,071	295,004	266,401	60,401
Policy acquisition costs and other insurance expenses	25,552	25,880	35,751	15,349	15,163	10,389
Other operating expenses	26,007	31,747	24,729	24,213	22,546	3,461
Total benefits and expenses	378,361	307,362	345,551	334,566	304,110	74,251

Adjusted operating income before income taxes	$15,412	$29,690	$15,421	$11,354	$13,969	$1,443

Loss and expense ratios:
Claims and other policy benefits	87.0%	77.6%	82.8%	89.2%	87.4%	(0.4)%
Policy acquisition costs and other insurance expenses	6.8%	8.0%	10.4%	4.6%	5.0%	1.8%
Other operating expenses	6.9%	9.9%	7.2%	7.3%	7.4%	(0.5)%

Foreign currency effect on (1):
Net premiums	$40,308	$19,482	$7,297	$(17,249)	$(17,859)	$58,167
Adjusted operating income (loss) before income taxes	$1,801	$2,033	$704	$(522)	$(721)	$2,522

Critical illness net premiums	$48,898	$47,322	$48,985	$49,211	$45,976	$2,922

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$47,979	$43,911	$39,294	$38,520	$41,995	$5,984
Investment income, net of related expenses	31,932	34,656	30,892	28,029	29,681	2,251
Investment related gains (losses), net	3,352	(2,738)	1,192	2,458	4,575	(1,223)
Other revenue	4,880	4,807	5,663	4,398	3,738	1,142
Total revenues	88,143	80,636	77,041	73,405	79,989	8,154

Benefits and expenses:
Claims and other policy benefits	42,471	34,415	35,648	36,797	35,936	6,535
Interest credited	(2,652)	4,781	2,475	(291)	4,113	(6,765)
Policy acquisition costs and other insurance expenses	1,080	763	327	454	289	791
Other operating expenses	8,080	8,939	7,638	7,540	7,733	347
Total benefits and expenses	48,979	48,898	46,088	44,500	48,071	908

Income before income taxes	$39,164	$31,738	$30,953	$28,905	$31,918	$7,246

Foreign currency effect on (2):
Net premiums	$5,368	$2,922	$56	$(4,378)	$(6,169)	$11,537
Income (loss) before income taxes	$4,318	$2,108	$130	$(3,327)	$(4,730)	$9,048

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$47,979	$43,911	$39,294	$38,520	$41,995	$5,984
Investment income, net of related expenses	34,584	29,875	28,417	28,320	25,568	9,016
Other revenue	4,956	4,848	5,570	4,482	3,870	1,086
Total revenues	87,519	78,634	73,281	71,322	71,433	16,086

Benefits and expenses:
Claims and other policy benefits	42,471	34,415	35,648	36,797	35,936	6,535
Policy acquisition costs and other insurance expenses	1,080	763	327	454	289	791
Other operating expenses	8,080	8,939	7,638	7,540	7,733	347
Total benefits and expenses	51,631	44,117	43,613	44,791	43,958	7,673

Adjusted operating income before income taxes	$35,888	$34,517	$29,668	$26,531	$27,475	$8,413

Foreign currency effect on (2):
Net premiums	$5,368	$2,922	$56	$(4,378)	$(6,169)	$11,537
Adjusted operating income (loss) before income taxes	$3,965	$2,311	$136	$(3,043)	$(4,006)	$7,971

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$589,513	$495,439	$536,931	$537,352	$483,307	$106,206
Investment income, net of related expenses	24,600	23,570	23,858	22,345	21,902	2,698
Investment related gains (losses), net	8	(10)	—	—	—	8
Other revenue	418	63,268	871	1,832	21	397
Total revenues	614,539	582,267	561,660	561,529	505,230	109,309

Benefits and expenses:
Claims and other policy benefits	495,194	414,637	442,358	423,294	355,439	139,755
Policy acquisition costs and other insurance expenses	58,782	97,575	55,891	51,259	72,857	(14,075)
Other operating expenses	37,676	42,843	36,847	33,654	35,246	2,430
Total benefits and expenses	591,652	555,055	535,096	508,207	463,542	128,110

Income before income taxes	$22,887	$27,212	$26,564	$53,322	$41,688	$(18,801)

Loss and Expense Ratios:
Claims and other policy benefits	84.0%	83.7%	82.4%	78.8%	73.5%	10.5%
Policy acquisition costs and other insurance expenses	10.0%	19.7%	10.4%	9.5%	15.1%	(5.1)%
Other operating expenses	6.4%	8.6%	6.9%	6.3%	7.3%	(0.9)%

Foreign currency effect on (1):
Net premiums	$21,345	$8,512	$1,030	$1,321	$11,810	$9,535
Income before income taxes	$954	$(1,066)	$(954)	$(261)	$851	$103

Critical illness net premiums	$235,721	$136,246	$158,612	$174,304	$141,883	$93,838

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$589,513	$495,439	$536,931	$537,352	$483,307	$106,206
Investment income, net of related expenses	24,600	23,570	23,858	22,345	21,902	2,698
Investment related gains, net	3	5	—	—	—	3
Other revenue	418	63,268	871	1,832	21	397
Total revenues	614,534	582,282	561,660	561,529	505,230	109,304

Benefits and expenses:
Claims and other policy benefits	495,194	414,637	442,358	423,294	355,439	139,755
Policy acquisition costs and other insurance expenses	58,782	97,575	55,891	51,259	72,857	(14,075)
Other operating expenses	37,676	42,843	36,847	33,654	35,246	2,430
Total benefits and expenses	591,652	555,055	535,096	508,207	463,542	128,110

Adjusted operating income before income taxes	$22,882	$27,227	$26,564	$53,322	$41,688	$(18,806)

Loss and Expense Ratios:
Claims and other policy benefits	84.0%	83.7%	82.4%	78.8%	73.5%	10.5%
Policy acquisition costs and other insurance expenses	10.0%	19.7%	10.4%	9.5%	15.1%	(5.1)%
Other operating expenses	6.4%	8.6%	6.9%	6.3%	7.3%	(0.9)%

Foreign currency effect on (1):
Net premiums	$21,345	$8,512	$1,030	$1,321	$11,810	$9,535
Adjusted operating income before income taxes	$916	$(1,059)	$(954)	$(261)	$851	$65

Critical illness net premiums	$235,721	$136,246	$158,612	$174,304	$141,883	$93,838

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$678	$325	$19	$549	$1,526	$(848)
Investment income, net of related expenses	10,394	9,867	10,556	8,570	5,536	4,858
Investment related gains, net	3,467	2,413	758	3,582	7,185	(3,718)
Other revenue	5,307	5,802	5,599	5,283	6,205	(898)
Total revenues	19,846	18,407	16,932	17,984	20,452	(606)

Benefits and expenses:
Claims and other policy benefits	4,468	3,850	6,110	1,565	6,495	(2,027)
Interest credited	6,394	6,852	7,026	5,572	2,997	3,397
Policy acquisition costs and other insurance expenses	1,197	1,000	653	1,541	1,917	(720)
Other operating expenses	3,766	4,595	3,372	3,929	3,171	595
Total benefits and expenses	15,825	16,297	17,161	12,607	14,580	1,245

Income (loss) before income taxes	$4,021	$2,110	$(229)	$5,377	$5,872	$(1,851)

Foreign currency effect on (2):
Net premiums	$36	$(5)	$(1)	$(16)	$17	$19
Income (loss) before income taxes	$98	$242	$139	$(114)	$77	$21

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$678	$325	$19	$549	$1,526	$(848)
Investment income, net of related expenses	10,394	9,867	10,556	8,570	5,536	4,858
Investment related gains, net	724	1,005	742	832	861	(137)
Other revenue	5,307	5,802	5,599	5,283	6,205	(898)
Total revenues	17,103	16,999	16,916	15,234	14,128	2,975

Benefits and expenses:
Claims and other policy benefits	4,468	3,850	6,110	1,565	6,495	(2,027)
Interest credited	6,394	6,852	7,026	5,572	2,997	3,397
Policy acquisition costs and other insurance expenses	1,197	1,000	653	1,541	1,917	(720)
Other operating expenses	3,766	4,595	3,372	3,929	3,171	595
Total benefits and expenses	15,825	16,297	17,161	12,607	14,580	1,245

Adjusted operating income (loss) before income taxes	$1,278	$702	$(245)	$2,627	$(452)	$1,730

Foreign currency effect on (2):
Net premiums	$36	$(5)	$(1)	$(16)	$17	$19
Adjusted operating income (loss) before income taxes	$(42)	$158	$181	$(63)	$(102)	$60

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$10	$4	$23	$42	$44	$(34)
Investment income, net of related expenses	40,146	40,423	41,108	36,305	31,163	8,983
Investment related gains (losses), net	(8,934)	(12,799)	6,994	15,685	(14,823)	5,889
Other revenue	8,033	1,860	1,502	2,456	5,168	2,865
Total revenues	39,255	29,488	49,627	54,488	21,552	17,703

Benefits and expenses:
Claims and other policy benefits	320	(9)	(15)	(13)	27	293
Interest credited	2,210	1,936	1,799	1,497	1,124	1,086
Policy acquisition costs and other insurance income	(30,512)	(27,947)	(26,848)	(26,779)	(27,067)	(3,445)
Other operating expenses	62,960	83,655	45,601	38,141	40,372	22,588
Interest expense	37,454	37,435	36,836	29,352	42,402	(4,948)
Collateral finance and securitization expense	7,602	7,401	7,692	6,773	6,770	832
Total benefits and expenses	80,034	102,471	65,065	48,971	63,628	16,406

Income (loss) before income taxes	$(40,779)	$(72,983)	$(15,438)	$5,517	$(42,076)	$1,297

Foreign currency effect (1):
Income (loss) before income taxes	$156	$766	$379	$(734)	$448	$(292)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Revenues:
Net premiums	$10	$4	$23	$42	$44	$(34)
Investment income, net of related expenses	40,146	40,423	41,108	36,305	31,163	8,983
Investment related gains, net	908	547	755	695	677	231
Other revenue	8,033	1,860	1,493	2,430	5,142	2,891
Total revenues	49,097	42,834	43,379	39,472	37,026	12,071

Benefits and expenses:
Claims and other policy benefits	320	(9)	(15)	(13)	27	293
Interest credited	2,210	1,936	1,799	1,497	1,124	1,086
Policy acquisition costs and other insurance income	(30,512)	(27,947)	(26,848)	(26,779)	(27,067)	(3,445)
Other operating expenses	62,960	83,655	45,601	38,141	40,372	22,588
Interest expense	37,454	37,435	36,836	29,352	42,402	(4,948)
Collateral finance and securitization expense	7,602	7,401	7,692	6,773	6,770	832
Total benefits and expenses	80,034	102,471	65,065	48,971	63,628	16,406

Adjusted operating loss before income taxes	$(30,937)	$(59,637)	$(21,686)	$(9,499)	$(26,602)	$(4,335)

Foreign currency effect (1):
Adjusted operating income (loss) before income taxes	$34	$644	$417	$(667)	$498	$(464)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
U.S. and Latin America:
Traditional	$2,892	$92,368	$160,512	$90,594	$29,960	$(27,068)
Financial Solutions:
Asset Intensive	47,262	80,810	67,126	87,002	85,770	(38,508)
Financial Reinsurance	20,159	21,085	21,992	19,983	17,816	2,343
Total U.S. and Latin America	70,313	194,263	249,630	197,579	133,546	(63,233)
Canada:
Canada Traditional	23,707	39,265	28,789	32,836	19,328	4,379
Canada Financial Solutions	3,191	4,154	4,472	4,425	3,592	(401)
Total Canada	26,898	43,419	33,261	37,261	22,920	3,978
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,421	29,735	15,421	11,354	13,976	1,445
Europe, Middle East and Africa Financial Solutions	39,164	31,738	30,953	28,905	31,918	7,246
Total Europe, Middle East and Africa	54,585	61,473	46,374	40,259	45,894	8,691
Asia Pacific:
Asia Pacific Traditional	22,887	27,212	26,564	53,322	41,688	(18,801)
Asia Pacific Financial Solutions	4,021	2,110	(229)	5,377	5,872	(1,851)
Total Asia Pacific	26,908	29,322	26,335	58,699	47,560	(20,652)
Corporate and Other	(40,779)	(72,983)	(15,438)	5,517	(42,076)	1,297
Consolidated income before income taxes	$137,925	$255,494	$340,162	$339,315	$207,844	$(69,919)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
U.S. and Latin America:
Traditional	$1,209	$93,782	$162,015	$91,247	$27,996	$(26,787)
Financial Solutions:
Asset Intensive	49,662	55,289	72,581	49,891	51,637	(1,975)
Financial Reinsurance	20,159	21,085	21,992	19,983	17,816	2,343
Total U.S. and Latin America	71,030	170,156	256,588	161,121	97,449	(26,419)
Canada:
Canada Traditional	25,557	38,618	27,361	31,188	16,766	8,791
Canada Financial Solutions	3,191	4,154	4,472	4,425	3,592	(401)
Total Canada	28,748	42,772	31,833	35,613	20,358	8,390
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	15,412	29,690	15,421	11,354	13,969	1,443
Europe, Middle East and Africa Financial Solutions	35,888	34,517	29,668	26,531	27,475	8,413
Total Europe, Middle East and Africa	51,300	64,207	45,089	37,885	41,444	9,856
Asia Pacific:
Asia Pacific Traditional	22,882	27,227	26,564	53,322	41,688	(18,806)
Asia Pacific Financial Solutions	1,278	702	(245)	2,627	(452)	1,730
Total Asia Pacific	24,160	27,929	26,319	55,949	41,236	(17,076)
Corporate and Other	(30,937)	(59,637)	(21,686)	(9,499)	(26,602)	(4,335)
Consolidated adjusted operating income before income taxes	$144,301	$245,427	$338,143	$281,069	$173,885	$(29,584)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Fixed maturity securities, available-for-sale (1)	$37,945,260	$38,150,820	$36,381,742	$36,345,426	$32,694,793
Equity securities (2)	103,983	100,152	112,931	104,277	111,616
Mortgage loans on real estate	4,437,994	4,400,533	4,322,329	4,104,487	3,871,309
Policy loans	1,346,930	1,357,624	1,340,146	1,406,774	1,402,940
Funds withheld at interest	6,005,892	6,083,388	6,020,336	5,968,856	5,943,450
Short-term investments	130,430	93,304	80,582	123,308	54,288
Other invested assets	1,512,147	1,505,332	1,419,592	1,394,093	1,317,559
Cash and cash equivalents	1,510,407	1,303,524	1,204,590	1,123,350	1,178,114
Total cash and invested assets	$52,993,043	$52,994,677	$50,882,248	$50,570,571	$46,574,069

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).
(2) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes" section on page 2.

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Average invested assets at amortized cost (1)	$27,024,934	$26,351,089	$25,887,338	$25,172,367	$25,212,377	$1,812,557
Net investment income (1)	$296,473	$283,989	$305,632	$284,884	$273,208	$23,265
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.46%	4.38%	4.81%	4.60%	4.41%	0.05%

(1) Excludes spread-related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities (1)
(Excludes Funds Withheld Portfolios)

March 31, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$22,890,985	$869,867	$240,383	$23,520,469	61.9%	$—
Canadian governments	2,803,077	1,297,817	3,040	4,097,854	10.8%	—
RMBS	1,791,007	23,640	27,499	1,787,148	4.7%	—
ABS	1,727,810	16,383	9,471	1,734,722	4.6%	275
CMBS	1,281,452	12,717	12,236	1,281,933	3.4%	—
U.S. government	1,486,262	9,266	59,414	1,436,114	3.8%	—
State and political subdivisions	672,064	49,465	8,016	713,513	1.9%	—
Other foreign government	3,261,048	133,865	21,406	3,373,507	8.9%	—
Total fixed maturity securities	$35,913,705	$2,413,020	$381,465	$37,945,260	100.0%	$275

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes" section on page 2.
Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities (Excludes Funds Withheld Portfolios)

December 31, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$21,966,803	$1,299,594	$55,429	$23,210,968	60.9%	$—
Canadian governments	2,843,273	1,378,510	1,707	4,220,076	11.1%	—
RMBS	1,695,126	36,632	11,878	1,719,880	4.5%	—
ABS	1,634,758	18,798	5,194	1,648,362	4.3%	275
CMBS	1,285,594	22,627	4,834	1,303,387	3.4%	—
U.S. government	1,953,436	12,089	21,933	1,943,592	5.1%	—
State and political subdivisions	647,727	59,997	4,296	703,428	1.8%	—
Other foreign government	3,254,695	154,507	8,075	3,401,127	8.9%	—
Total fixed maturity securities	$35,281,412	$2,982,754	$113,346	$38,150,820	100.0%	$275

Non-redeemable preferred stock	$41,553	$479	$2,226	$39,806	39.7%
Other equity securities	61,288	479	1,421	60,346	60.3%
Total equity securities	$102,841	$958	$3,647	$100,152	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	March 31, 2018				December 31, 2017
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,385,123	$4,465,737	19.1%	A-	$4,353,995	$4,549,003	19.6%	A-
Brokerage/asset managers/exchanges	585,308	599,187	2.5%	A	529,100	556,022	2.4%	A-
Finance companies	216,056	214,365	0.9%	BBB+	219,289	226,733	1.0%	BBB+
Insurance	1,984,981	2,040,431	8.7%	A-	1,864,357	1,989,990	8.6%	A-
REITs	719,496	727,600	3.1%	BBB+	714,489	738,979	3.2%	BBB+
Other finance	359,717	359,717	1.5%	A-	296,655	302,047	1.3%	A
Total financial institutions	$8,250,681	$8,407,037	35.8%		$7,977,885	$8,362,774	36.1%
Industrials
Basic	$1,219,813	$1,245,316	5.3%	BBB	$1,075,380	$1,137,668	4.9%	BBB
Capital goods	1,165,409	1,170,796	5.0%	BBB+	1,151,629	1,202,609	5.2%	BBB+
Communications	2,034,671	2,112,943	9.0%	BBB	2,006,383	2,133,924	9.2%	BBB
Consumer cyclical	1,249,277	1,276,122	5.4%	A-	1,249,776	1,301,978	5.6%	A-
Consumer noncyclical	2,481,310	2,565,564	10.9%	BBB+	2,243,126	2,396,115	10.3%	BBB+
Energy	1,858,469	1,934,989	8.2%	BBB+	1,871,898	1,994,951	8.6%	BBB+
Technology	697,037	710,311	3.0%	A	676,245	705,682	3.0%	A
Transportation	1,180,775	1,209,226	5.1%	A-	1,065,994	1,122,892	4.8%	A-
Other industrial	206,273	211,913	0.9%	A-	194,735	203,514	0.9%	BBB+
Total industrials	$12,093,034	$12,437,180	52.8%		$11,535,166	$12,199,333	52.5%
Utilities
Electric	$1,895,245	$1,977,401	8.4%	A-	$1,818,459	$1,951,774	8.4%	A-
Natural gas	358,668	377,624	1.6%	A-	354,958	381,873	1.6%	A-
Other utility	293,357	321,227	1.4%	BBB+	280,335	315,214	1.4%	BBB+
Total utilities	$2,547,270	$2,676,252	11.4%		$2,453,752	$2,648,861	11.4%
Total	$22,890,985	$23,520,469	100.0%	BBB+	$21,966,803	$23,210,968	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody's, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		March 31, 2018			December 31, 2017			September 30, 2017			June 30, 2017			March 31, 2017
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$23,699,901	$25,416,105	67.0%	$23,534,574	$25,762,103	67.5%	$22,095,642	$23,989,873	66.0%	$22,039,025	$24,093,110	66.4%	$19,816,139	$21,521,758	65.8%
2	BBB	10,502,621	10,816,607	28.5%	10,115,008	10,709,170	28.1%	10,233,331	10,792,989	29.7%	10,097,673	10,626,154	29.2%	9,159,294	9,571,666	29.3%
3	BB	1,209,542	1,211,330	3.2%	1,139,200	1,173,639	3.1%	1,107,086	1,143,449	3.1%	1,140,073	1,167,968	3.2%	1,079,371	1,109,172	3.4%
4	B	439,444	439,736	1.2%	408,990	420,284	1.1%	360,643	374,478	1.0%	358,668	369,794	1.0%	383,254	377,469	1.2%
5	CCC	45,617	43,929	0.1%	78,143	79,747	0.2%	86,984	74,093	0.2%	94,473	79,662	0.2%	91,245	105,749	0.3%
6	In or near default	16,580	17,553	—%	5,497	5,877	—%	6,282	6,860	—%	8,422	8,738	—%	11,264	8,979	—%
	Total	$35,913,705	$37,945,260	100.0%	$35,281,412	$38,150,820	100.0%	$33,889,968	$36,381,742	100.0%	$33,738,334	$36,345,426	100.0%	$30,540,567	$32,694,793	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$861,908	$861,214	$878,559	$896,977	$891,508	$917,589	$784,648	$813,463	$584,067	$608,066
Non-agency	929,099	925,934	816,567	822,903	753,871	761,716	720,826	725,836	697,104	695,811
Total	1,791,007	1,787,148	1,695,126	1,719,880	1,645,379	1,679,305	1,505,474	1,539,299	1,281,171	1,303,877
CMBS	1,281,452	1,281,933	1,285,594	1,303,387	1,293,296	1,313,322	1,558,035	1,582,028	1,272,020	1,289,338
ABS	1,727,810	1,734,722	1,634,758	1,648,362	1,680,918	1,694,568	1,630,499	1,641,841	1,379,251	1,380,590
Total	$4,800,269	$4,803,803	$4,615,478	$4,671,629	$4,619,593	$4,687,195	$4,694,008	$4,763,168	$3,932,442	$3,973,805

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$358,873	94.1%	$110,508	94.5%	$135,907	83.3%	$147,319	82.4%	$245,923	88.6%
20% or more for less than six months	20,232	5.3%	—	—%	3,407	2.1%	5,051	2.8%	4,113	1.5%
20% or more for six months or greater	2,360	0.6%	2,838	2.4%	19,490	11.9%	20,073	11.2%	21,164	7.6%
Total	$381,465	100.0%	$113,346	96.9%	$158,804	97.3%	$172,443	96.4%	$271,200	97.7%

Equity Securities (1)

	December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$2,958	2.5%	$4,406	2.7%	$3,443	1.8%	$5,717	2.1%
20% or more for less than six months	689	0.6%	—	—%	2,542	1.4%	—	—%
20% or more for six months or greater	—	—%	—	—%	653	0.4%	688	0.2%
Total	$3,647	3.1%	$4,406	2.7%	$6,638	3.6%	$6,405	2.3%

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes" section on page 2.

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity Securities Below Amortized Cost(1) (Excludes Funds Withheld Portfolios)

	As of March 31, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$7,282,079	$155,541	$883,699	$46,908	$8,165,778	$202,449
Canadian governments	39,192	390	109,552	2,536	148,744	2,926
RMBS	897,255	19,899	225,288	7,575	1,122,543	27,474
ABS	612,053	7,001	114,605	2,423	726,658	9,424
CMBS	538,464	8,026	103,447	4,210	641,911	12,236
U.S. government	488,095	16,856	744,844	42,558	1,232,939	59,414
State and political subdivisions	135,158	3,331	67,949	4,685	203,107	8,016
Other foreign government	746,485	15,575	191,446	5,000	937,931	20,575
Total investment grade securities	$10,738,781	$226,619	$2,440,830	$115,895	$13,179,611	$342,514

Below investment grade securities:
Corporate	$452,086	$29,597	$46,976	$8,337	$499,062	$37,934
Canadian governments	1,900	114	—	—	1,900	114
RMBS	—	—	1,272	25	1,272	25
ABS	—	—	1,173	47	1,173	47
Other foreign government	57,385	662	12,045	169	69,430	831
Total below investment grade securities	$511,371	$30,373	$61,466	$8,578	$572,837	$38,951
Total fixed maturity securities	$11,250,152	$256,992	$2,502,296	$124,473	$13,752,448	$381,465

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes" section on page 2.

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,886,212	$17,099	$1,009,750	$28,080	$2,895,962	$45,179
Canadian governments	18,688	91	111,560	1,596	130,248	1,687
RMBS	566,699	5,852	224,439	6,004	791,138	11,856
ABS	434,274	2,707	168,524	2,434	602,798	5,141
CMBS	220,401	1,914	103,269	2,920	323,670	4,834
U.S. government	800,298	6,177	767,197	15,756	1,567,495	21,933
State and political subdivisions	43,510	242	68,666	4,054	112,176	4,296
Other foreign government	369,717	2,707	191,265	4,704	560,982	7,411
Total investment grade securities	$4,339,799	$36,789	$2,644,670	$65,548	$6,984,469	$102,337

Below investment grade securities:
Corporate	$194,879	$3,317	$75,731	$6,933	$270,610	$10,250
Canadian governments	1,995	20	—	—	1,995	20
RMBS	—	—	1,369	22	1,369	22
ABS	—	—	1,489	53	1,489	53
Other foreign government	28,600	113	15,134	551	43,734	664
Total below investment grade securities	$225,474	$3,450	$93,723	$7,559	$319,197	$11,009
Total fixed maturity securities	$4,565,273	$40,239	$2,738,393	$73,107	$7,303,666	$113,346

Equity Securities:
Non-redeemable preferred stock	$82	$1	$26,471	$2,225	$26,553	$2,226
Other equity securities	5,820	1,023	47,251	398	$53,071	$1,421
Total Equity securities	$5,902	$1,024	$73,722	$2,623	$79,624	$3,647

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Fixed maturity securities avail. for sale (1):
Other-than-temporary impairment losses on fixed maturities	$—	$(21,659)	$(390)	$(3,401)	$(17,189)	$17,189
Gain on investment activity	10,966	18,935	19,512	54,206	17,893	(6,927)
Loss on investment activity	(20,380)	(10,751)	(7,593)	(10,297)	(8,687)	(11,693)
Net gains (losses) on fixed maturity securities available for sale	(9,414)	(13,475)	11,529	40,508	(7,983)	(1,431)

Net gains (losses) on equity securities	(5,059)	(530)	(964)	(160)	(3,876)	(1,183)
Other impairment losses and change in mortgage loan provision	(312)	(277)	(2,446)	(6,675)	(99)	(213)
Other non-derivative gains (losses), net	5,303	3,988	9,464	5,587	4,712	591

Free-standing derivatives:
Credit default swaps	(402)	2,744	4,137	3,879	7,358	(7,760)
Interest rate swaps - non-hedged	(26,571)	(1,040)	641	14,289	(2,612)	(23,959)
Interest rate swaps - hedged	(15)	156	(9)	(3)	(8)	(7)
Foreign currency swaps - hedged (2)	2,373	1,216	220	(487)	1,031	1,342
Futures	129	(8,053)	(8,890)	(6,442)	(12,775)	12,904
CPI swaps	2,186	(2,289)	220	(4)	(5)	2,191
Equity options	2,593	(8,196)	(8,295)	(9,273)	(17,189)	19,782
Currency forwards	323	14	24	(351)	904	(581)
Bond forwards	—	633	183	(41)	—	—
Total free-standing derivatives	(19,384)	(14,815)	(11,769)	1,567	(23,296)	3,912

Embedded derivatives:
Modified coinsurance and funds withheld treaties	13,611	37,870	23,044	15,108	68,702	(55,091)
GMXB	14,785	15,648	(6,205)	360	22,363	(7,578)
Total embedded derivatives	28,396	53,518	16,839	15,468	91,065	(62,669)

Net gain (loss) on total derivatives	9,012	38,703	5,070	17,035	67,769	(58,757)

Total investment related gains (losses), net	$(470)	$28,409	$22,653	$56,295	$60,523	$(60,993)

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes' section on page 2.
(2) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
U.S. & Latin America Traditional
Income before income taxes	$2,892	$92,368	$160,512	$90,594	$29,960	$(27,068)
Investment and derivative (gains) losses (1)	10	(6)	8	(1)	—	10
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(1,693)	1,420	1,495	654	(1,964)	271
Adjusted operating income before income taxes	$1,209	$93,782	$162,015	$91,247	$27,996	$(26,787)

U.S. & Latin America Asset Intensive
Income before income taxes	$47,262	$80,810	$67,126	$87,002	$85,770	$(38,508)
Investment and derivative (gains) losses (1)	26,027	13,824	5,502	(16,504)	31,330	(5,303)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(11,918)	(39,290)	(24,539)	(15,762)	(66,738)	54,820
GMXB embedded derivatives (1)	(14,785)	(15,648)	6,205	(360)	(22,363)	7,578
Funds withheld (gains) losses- investment income	10,315	(3,042)	(7,191)	(4,010)	(744)	11,059
EIA embedded derivatives - interest credited	(28,563)	(3,595)	(1,367)	(7,340)	(27,958)	(605)
DAC offset, net	21,324	22,230	26,845	6,865	52,340	(31,016)
Adjusted operating income before income taxes	$49,662	$55,289	$72,581	$49,891	$51,637	$(1,975)

U.S. & Latin America Financial Reinsurance
Income before income taxes	$20,159	$21,085	$21,992	$19,983	$17,816	$2,343
Adjusted operating income before income taxes	$20,159	$21,085	$21,992	$19,983	$17,816	$2,343

Total U.S. & Latin America
Income before income taxes	$70,313	$194,263	$249,630	$197,579	$133,546	$(63,233)
Investment and derivative (gains) losses (1)	26,037	13,818	5,510	(16,505)	31,330	(5,293)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(13,611)	(37,870)	(23,044)	(15,108)	(68,702)	55,091
GMXB embedded derivatives (1)	(14,785)	(15,648)	6,205	(360)	(22,363)	7,578
Funds withheld (gains) losses - investment income	10,315	(3,042)	(7,191)	(4,010)	(744)	11,059
EIA embedded derivatives - interest credited	(28,563)	(3,595)	(1,367)	(7,340)	(27,958)	(605)
DAC offset, net	21,324	22,230	26,845	6,865	52,340	(31,016)
Adjusted operating income before income taxes	$71,030	$170,156	$256,588	$161,121	$97,449	$(26,419)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Canada Traditional
Income before income taxes	$23,707	$39,265	$28,789	$32,836	$19,328	$4,379
Investment and derivative (gains) losses (1)	1,873	(556)	(1,176)	(1,395)	(2,652)	4,525
Funds withheld (gains) losses - investment income	(23)	(91)	(252)	(253)	90	(113)
Adjusted operating income before income taxes	$25,557	$38,618	$27,361	$31,188	$16,766	$8,791

Canada Financial Solutions
Income before income taxes	$3,191	$4,154	$4,472	$4,425	$3,592	$(401)
Adjusted operating income before income taxes	$3,191	$4,154	$4,472	$4,425	$3,592	$(401)

Europe, Middle East and Africa Traditional
Income before income taxes	$15,421	$29,735	$15,421	$11,354	$13,976	$1,445
Investment and derivative gains (1)	(9)	(45)	—	—	(7)	(2)
Adjusted operating income before income taxes	$15,412	$29,690	$15,421	$11,354	$13,969	$1,443

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$39,164	$31,738	$30,953	$28,905	$31,918	$7,246
Investment and derivative (gains) losses (1)	(3,352)	2,738	(1,192)	(2,458)	(4,575)	1,223
Investment (income) loss on unit-linked variable annuities	2,652	(4,781)	(2,475)	291	(4,113)	6,765
Interest credited on unit-linked variable annuities	(2,652)	4,781	2,475	(291)	4,113	(6,765)
Non-investment derivatives	76	41	(93)	84	132	(56)
Adjusted operating income before income taxes	$35,888	$34,517	$29,668	$26,531	$27,475	$8,413

Asia Pacific Traditional
Income before income taxes	$22,887	$27,212	$26,564	$53,322	$41,688	$(18,801)
Investment and derivative (gains) losses (1)	(5)	15	—	—	—	(5)
Adjusted operating income before income taxes	$22,882	$27,227	$26,564	$53,322	$41,688	$(18,806)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$4,021	$2,110	$(229)	$5,377	$5,872	$(1,851)
Investment and derivative (gains) losses (1)	(2,743)	(1,408)	(16)	(2,750)	(6,324)	3,581
Adjusted operating income (loss) before income taxes	$1,278	$702	$(245)	$2,627	$(452)	$1,730

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2018	2017	2017	2017	2017	Quarter
Corporate and Other
Income (loss) before income taxes	$(40,779)	$(72,983)	$(15,438)	$5,517	$(42,076)	$1,297
Investment and derivative (gains) losses (1)	9,842	13,346	(6,239)	(14,990)	15,500	(5,658)
Non-investment derivatives	—	—	(9)	(26)	(26)	26
Adjusted operating income (loss) before income taxes	$(30,937)	$(59,637)	$(21,686)	$(9,499)	$(26,602)	$(4,335)

Consolidated
Income before income taxes	$137,925	$255,494	$340,162	$339,315	$207,844	$(69,919)
Investment and derivative (gains) losses (1)	31,643	27,908	(3,113)	(38,098)	33,272	(1,629)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(13,611)	(37,870)	(23,044)	(15,108)	(68,702)	55,091
GMXB embedded derivatives (1)	(14,785)	(15,648)	6,205	(360)	(22,363)	7,578
Funds withheld (gains) losses - investment income	10,292	(3,133)	(7,443)	(4,263)	(654)	10,946
EIA embedded derivatives - interest credited	(28,563)	(3,595)	(1,367)	(7,340)	(27,958)	(605)
DAC offset, net	21,324	22,230	26,845	6,865	52,340	(31,016)
Investment (income) loss on unit-linked variable annuities	2,652	(4,781)	(2,475)	291	(4,113)	6,765
Interest credited on unit-linked variable annuities	(2,652)	4,781	2,475	(291)	4,113	(6,765)
Non-investment derivatives	76	41	(102)	58	106	(30)
Adjusted operating income before income taxes	$144,301	$245,427	$338,143	$281,069	$173,885	$(29,584)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of Stockholders' Equity to Stockholders' Equity Excluding AOCI (USD thousands except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017

Stockholders' equity	$9,008,261	$9,569,535	$8,097,118	$7,971,155	$7,420,030
Less effect of AOCI:
Accumulated currency translation adjustments	(87,510)	(86,350)	(104,456)	(151,189)	(194,754)
Unrealized appreciation of securities	1,567,057	2,200,661	1,770,903	1,864,477	1,558,148
Pension and postretirement benefits	(51,151)	(50,680)	(40,690)	(41,390)	(42,239)
Stockholders' equity, excluding AOCI	$7,579,865	$7,505,904	$6,471,361	$6,299,257	$6,098,875

Reconciliation of Book Value Per Share to Book Value Per Share Excluding AOCI
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017

Book value per share outstanding	$139.64	$148.48	$125.79	$123.60	$115.24
Less effect of AOCI:
Accumulated currency translation adjustments	(1.36)	(1.34)	(1.62)	(2.34)	(3.02)
Unrealized appreciation of securities	24.29	34.14	27.51	28.91	24.20
Pension and postretirement benefits	(0.78)	(0.78)	(0.64)	(0.65)	(0.66)
Book value per share outstanding, before impact of AOCI	$117.49	$116.46	$100.54	$97.68	$94.72

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